                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 1999-3



Section 7.3 Indenture                         Distribution Date:    10/15/2003
------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal
        of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal
        on the Notes per $1,000 of the initial principal
        balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest
        on the Notes
              Class A Note Interest Requirement                   4,717,500.00
              Class B Note Interest Requirement                     279,708.54
              Class C Note Interest Requirement                     116,635.88
                      Total                                       5,113,844.42

       Amount of the distribution allocable to the interest
        on the Notes per $1,000 of the initial principal
        balance of the Notes
              Class A Note Interest Requirement                        5.55000
              Class B Note Interest Requirement                        5.79167
              Class C Note Interest Requirement                        1.72500

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       850,000,000
              Class B Note Principal Balance                        48,295,000
              Class C Note Principal Balance                        67,615,000

(iv)   Amount on deposit in Owner Trust Spread Account           38,636,400.00

(v)    Required Owner Trust Spread Account Amount                38,636,400.00


                                                       By:
                                                          ----------------------
                                                       Name:  Patricia M. Garvey
                                                       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-1


Section 7.3 Indenture                           Distribution Date:  10/15/2003
------------------------------------------------------------------------------
(i)     Amount of the distribution allocable to principal
         of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

        Amount of the distribution allocable to the principal
         on the Notes per $1,000 of the initial principal
         balance of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

(ii)    Amount of the distribution allocable to the interest
         on the Notes
               Class A Note Interest Requirement                     806,250.00
               Class B Note Interest Requirement                      76,562.50
               Class C Note Interest Requirement                     123,883.71
                       Total                                       1,006,696.21

        Amount of the distribution allocable to the interest
         on the Notes per $1,000 of the initial principal
         balance of the Notes
               Class A Note Interest Requirement                        1.07500
               Class B Note Interest Requirement                        1.22500
               Class C Note Interest Requirement                        1.54167

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                       750,000,000
               Class B Note Principal Balance                        62,500,000
               Class C Note Principal Balance                        80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account            8,928,570.00

(v)     Required Owner Trust Spread Account Amount                 8,928,570.00



                                                       By:
                                                          --------------------
                                                       Name: Patricia M. Garvey
                                                       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-3


Section 7.3 Indenture                         Distribution Date:    10/15/2003
-------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal
         of the Notes
             Class A Principal Payment                                   0.00
             Class B Principal Payment                                   0.00
             Class C Principal Payment                                   0.00
                       Total

        Amount of the distribution allocable to the principal
         on the Notes per $1,000 of the initial principal
         balance of the Notes
             Class A Principal Payment                                   0.00
             Class B Principal Payment                                   0.00
             Class C Principal Payment                                   0.00
                       Total

(ii)    Amount of the distribution allocable to the
         interest on the Notes
               Class A Note Interest Requirement                   781,250.00
               Class B Note Interest Requirement                    76,562.50
               Class C Note Interest Requirement                   121,874.78
                       Total                                       979,687.28

        Amount of the distribution allocable to the interest
         on the Notes per $1,000 of the initial principal
         balance of the Notes
               Class A Note Interest Requirement                      1.04167
               Class B Note Interest Requirement                      1.22500
               Class C Note Interest Requirement                      1.51667

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                     750,000,000
               Class B Note Principal Balance                      62,500,000
               Class C Note Principal Balance                      80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account          8,928,570.00

(v)     Required Owner Trust Spread Account Amount               8,928,570.00


                                                       By:
                                                          --------------------
                                                       Name: Patricia M. Garvey
                                                       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-1


Section 7.3 Indenture                          Distribution Date:   10/15/2003
-------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal
         of the Notes
             Class A Principal Payment                                    0.00
             Class B Principal Payment                                    0.00
             Class C Principal Payment                                    0.00
                       Total

        Amount of the distribution allocable to the principal
         on the Notes per $1,000 of the initial principal
         balance of the Notes
             Class A Principal Payment                                    0.00
             Class B Principal Payment                                    0.00
             Class C Principal Payment                                    0.00
                       Total

(ii)    Amount of the distribution allocable to the
         interest on the Notes
               Class A Note Interest Requirement                    749,700.00
               Class B Note Interest Requirement                     75,366.67
               Class C Note Interest Requirement                    125,587.50
                       Total                                        950,654.17

        Amount of the distribution allocable to the interest
         on the Notes per $1,000 of the initial principal
         balance of the Notes
               Class A Note Interest Requirement                       1.05000
               Class B Note Interest Requirement                       1.26667
               Class C Note Interest Requirement                       1.64167

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                      714,000,000
               Class B Note Principal Balance                       59,500,000
               Class C Note Principal Balance                       76,500,000

(iv)    Amount on deposit in Owner Trust Spread Account           8,500,000.00

(v)     Required Owner Trust Spread Account Amount                8,500,000.00


                                                       By:
                                                          ----------------------
                                                       Name: Patricia M. Garvey
                                                       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-2


Section 7.3 Indenture                           Distribution Date:  10/15/2003
-------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal
         of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

        Amount of the distribution allocable to the principal
         on the Notes per $1,000 of the initial principal
         balance of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

(ii)    Amount of the distribution allocable to the
         interest on the Notes
               Class A Note Interest Requirement                     516,666.67
               Class B Note Interest Requirement                      51,388.07
               Class C Note Interest Requirement                      90,179.53
                       Total                                         658,234.27

        Amount of the distribution allocable to the interest
         on the Notes per $1,000 of the initial principal
         balance of the Notes
               Class A Note Interest Requirement                        1.03333
               Class B Note Interest Requirement                        1.23333
               Class C Note Interest Requirement                        1.68333

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                       500,000,000
               Class B Note Principal Balance                        41,666,000
               Class C Note Principal Balance                        53,572,000

(iv)    Amount on deposit in Owner Trust Spread Account            5,952,380.00

(v)     Required Owner Trust Spread Account Amount                 5,952,380.00

                                                       By:
                                                          ----------------------
                                                       Name: Patricia M. Garvey
                                                       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-3


Section 7.3 Indenture                           Distribution Date:   10/15/2003
-------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal
        of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal
        on the Notes per $1,000 of the initial principal
        balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the
        interest on the Notes
              Class A Note Interest Requirement                     743,750.00
              Class B Note Interest Requirement                      76,041.67
              Class C Note Interest Requirement                     131,919.41
                      Total                                         951,711.08

       Amount of the distribution allocable to the
        interest on the Notes per $1,000 of the initial
        principal balance of the Notes
              Class A Note Interest Requirement                        0.99167
              Class B Note Interest Requirement                        1.21667
              Class C Note Interest Requirement                        1.64167

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       750,000,000
              Class B Note Principal Balance                        62,500,000
              Class C Note Principal Balance                        80,357,000

(iv)   Amount on deposit in Owner Trust Spread Account            8,928,570.00

(v)    Required Owner Trust Spread Account Amount                 8,928,570.00


                                                      By:
                                                          ----------------------
                                                       Name: Patricia M. Garvey
                                                       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-4


Section 7.3 Indenture                        Distribution Date:     10/15/2003
-------------------------------------------------------------------------------

(i)    Amount of Net Swap Payment                                         0.00
       Amount of Net Swap Receipt                                 2,978,990.00

(ii)   Amount of the distribution allocable to principal
        of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal
        on the Notes per $1,000 of the initial principal
        balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(iii)  Amount of the distribution allocable to the
        interest on the Notes
              Class A Note Interest                               3,850,000.00
              Class B Note Interest                                  87,500.00
              Class C Note Interest                                 151,500.00
                      Total                                       4,089,000.00

       Amount of the distribution allocable to the interest
        on the Notes per $1,000 of the initial principal
        balance of the Notes
              Class A Note Interest                                    4.58333
              Class B Note Interest                                    1.25000
              Class C Note Interest                                    1.68333

(iv)   Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       840,000,000
              Class B Note Principal Balance                        70,000,000
              Class C Note Principal Balance                        90,000,000

(v)    Amount on deposit in Owner Trust Spread Account           10,000,000.00

(vi)   Required Owner Trust Spread Account Amount                10,000,000.00


                                                      By:
                                                          ----------------------
                                                       Name: Patricia M. Garvey
                                                       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-5


Section 7.3 Indenture                         Distribution Date:     10/15/2003
-------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal
        of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal
        on the Notes per $1,000 of the initial principal
        balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the
        interest on the Notes
              Class A Note Interest Requirement                   1,281,000.00
              Class B Note Interest Requirement                     137,375.00
              Class C Note Interest Requirement                     238,500.00
                      Total                                       1,656,875.00

       Amount of the distribution allocable to the
        interest on the Notes per $1,000 of the initial
        principal balance of the Notes
              Class A Note Interest Requirement                        1.01667
              Class B Note Interest Requirement                        1.30833
              Class C Note Interest Requirement                        1.76667

(iii)  Aggregate Outstanding Principal Balance
        of the Notes
              Class A Note Principal Balance                     1,260,000,000
              Class B Note Principal Balance                       105,000,000
              Class C Note Principal Balance                       135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           15,000,000.00

(v)    Required Owner Trust Spread Account Amount                15,000,000.00


                                                      By:
                                                          ----------------------
                                                       Name: Patricia M. Garvey
                                                       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-6


Section 7.3 Indenture                          Distribution Date:    10/15/2003
-------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal
        of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal
         on the Notes per $1,000 of the initial principal
         balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the
        interest on the Notes
              Class A Note Interest Requirement                   1,050,000.00
              Class B Note Interest Requirement                     112,000.00
              Class C Note Interest Requirement                     199,800.00
                      Total                                       1,361,800.00

       Amount of the distribution allocable to the interest
        on the Notes per $1,000 of the initial principal
        balance of the Notes
              Class A Note Interest Requirement                        1.04167
              Class B Note Interest Requirement                        1.33333
              Class C Note Interest Requirement                        1.85000

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                     1,008,000,000
              Class B Note Principal Balance                        84,000,000
              Class C Note Principal Balance                       108,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           12,000,000.00

(v)    Required Owner Trust Spread Account Amount                12,000,000.00



                                                      By:
                                                          ----------------------
                                                       Name: Patricia M. Garvey
                                                       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-1


Section 7.3 Indenture                         Distribution Date:   10/15/2003
------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal
        of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal
        on the Notes per $1,000 of the initial principal
        balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the
        interest on the Notes
              Class A Note Interest Requirement                     854,000.00
              Class B Note Interest Requirement                      88,083.33
              Class C Note Interest Requirement                     157,500.00
                      Total                                       1,099,583.33

       Amount of the distribution allocable to the interest
        on the Notes per $1,000 of the initial principal
        balance of the Notes
              Class A Note Interest Requirement                        1.01667
              Class B Note Interest Requirement                        1.25833
              Class C Note Interest Requirement                        1.75000

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       840,000,000
              Class B Note Principal Balance                        70,000,000
              Class C Note Principal Balance                        90,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           10,000,000.00

(v)    Required Owner Trust Spread Account Amount                10,000,000.00


                                                      By:
                                                          ----------------------
                                                       Name: Patricia M. Garvey
                                                       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-2


Section 7.3 Indenture                        Distribution Date:    10/15/2003
-------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal
        of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal
        on the Notes per $1,000 of the initial principal
        balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the
        interest on the Notes
              Class A Note Interest Requirement                   1,146,600.00
              Class B Note Interest Requirement                     118,416.67
              Class C Note Interest Requirement                     212,100.00
                      Total                                       1,477,116.67

       Amount of the distribution allocable to the interest
        on the Notes per $1,000 of the initial principal
        balance of the Notes
              Class A Note Interest Requirement                        0.97500
              Class B Note Interest Requirement                        1.20833
              Class C Note Interest Requirement                        1.68333

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                     1,176,000,000
              Class B Note Principal Balance                        98,000,000
              Class C Note Principal Balance                       126,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           14,000,000.00

(v)    Required Owner Trust Spread Account Amount                14,000,000.00


                                                      By:
                                                          ----------------------
                                                       Name: Patricia M. Garvey
                                                       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-3


Section 7.3 Indenture                     Distribution Date:        10/15/2003
------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal
        of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal
        on the Notes per $1,000 of the initial principal
        balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest
        on the Notes
              Class A Note Interest Requirement                   1,354,500.00
              Class B Note Interest Requirement                     137,375.00
              Class C Note Interest Requirement                     241,875.00
                      Total                                       1,733,750.00

       Amount of the distribution allocable to the interest
        on the Notes per $1,000 of the initial principal
        balance of the Notes
              Class A Note Interest Requirement                        1.07500
              Class B Note Interest Requirement                        1.30833
              Class C Note Interest Requirement                        1.79167

(iii)  Aggregate Outstanding Principal Balance
        of the Notes
              Class A Note Principal Balance                     1,260,000,000
              Class B Note Principal Balance                       105,000,000
              Class C Note Principal Balance                       135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           15,000,000.00

(v)    Required Owner Trust Spread Account Amount                15,000,000.00


                                                      By:
                                                          ----------------------
                                                       Name: Patricia M. Garvey
                                                       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-4


Section 7.3 Indenture                            Distribution Date: 10/15/2003
------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal
        of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal
        on the Notes per $1,000 of the initial principal
        balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the
        interest on the Notes
              Class A Note Interest Requirement                   1,228,500.00
              Class B Note Interest Requirement                     125,125.00
              Class C Note Interest Requirement                     220,500.00
                      Total                                       1,574,125.00

       Amount of the distribution allocable to the interest
        on the Notes per $1,000 of the initial principal
        balance of the Notes
              Class A Note Interest Requirement                        0.97500
              Class B Note Interest Requirement                        1.19167
              Class C Note Interest Requirement                        1.63333

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                     1,260,000,000
              Class B Note Principal Balance                       105,000,000
              Class C Note Principal Balance                       135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           15,000,000.00

(v)    Required Owner Trust Spread Account Amount                15,000,000.00


                                                      By:
                                                          ----------------------
                                                       Name: Patricia M. Garvey
                                                       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-5


Section 7.3 Indenture                           Distribution Date:  10/15/2003
------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal
        of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal
        on the Notes per $1,000 of the initial principal
        balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the
        interest on the Notes
              Class A Note Interest Requirement                     854,000.00
              Class B Note Interest Requirement                      86,333.33
              Class C Note Interest Requirement                     155,250.00
                      Total                                       1,095,583.33

       Amount of the distribution allocable to the interest on
        the Notes per $1,000 of the initial principal
        balance of the Notes
              Class A Note Interest Requirement                        1.01667
              Class B Note Interest Requirement                        1.23333
              Class C Note Interest Requirement                        1.72500

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       840,000,000
              Class B Note Principal Balance                        70,000,000
              Class C Note Principal Balance                        90,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           10,000,000.00

(v)    Required Owner Trust Spread Account Amount                10,000,000.00


                                                      By:
                                                          ----------------------
                                                       Name: Patricia M. Garvey
                                                       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-6


Section 7.3 Indenture                        Distribution Date:     10/15/2003
-------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to
        principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal
         on the Notes per $1,000 of the initial principal
         balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the
        interest on the Notes
              Class A Note Interest Requirement                     908,600.00
              Class B Note Interest Requirement                      94,325.00
              Class C Note Interest Requirement                     179,025.00
                      Total                                       1,181,950.00

       Amount of the distribution allocable to the
        interest on the Notes per $1,000 of the
        initial principal balance of the Notes
              Class A Note Interest Requirement                        0.98333
              Class B Note Interest Requirement                        1.22500
              Class C Note Interest Requirement                        1.80833

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       924,000,000
              Class B Note Principal Balance                        77,000,000
              Class C Note Principal Balance                        99,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           11,000,000.00

(v)    Required Owner Trust Spread Account Amount                11,000,000.00


                                                      By:
                                                          ----------------------
                                                       Name: Patricia M. Garvey
                                                       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-7


Section 7.3 Indenture                        Distribution Date:     10/15/2003
------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal
        of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal
        on the Notes per $1,000 of the initial principal
        balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the
        interest on the Notes
              Class A Note Interest Requirement                     651,000.00
              Class B Note Interest Requirement                      67,812.50
              Class C Note Interest Requirement                     133,312.50
                      Total                                         852,125.00

       Amount of the distribution allocable to the interest
         on the Notes per $1,000 of the initial principal
         balance of the Notes
              Class A Note Interest Requirement                        1.03333
              Class B Note Interest Requirement                        1.29167
              Class C Note Interest Requirement                        1.97500

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       630,000,000
              Class B Note Principal Balance                        52,500,000
              Class C Note Principal Balance                        67,500,000

(iv)   Amount on deposit in Owner Trust Spread Account            7,500,000.00

(v)    Required Owner Trust Spread Account Amount                 7,500,000.00


                                                      By:
                                                          ----------------------
                                                       Name: Patricia M. Garvey
                                                       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-8


Section 7.3 Indenture                     Distribution Date:      10/15/2003
-----------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal
        of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal
        on the Notes per $1,000 of the initial principal
        balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the
         interest on the Notes
              Class A Note Interest Requirement                     908,600.00
              Class B Note Interest Requirement                      95,608.33
              Class C Note Interest Requirement                     183,150.00
                      Total                                       1,187,358.33

       Amount of the distribution allocable to the
        interest on the Notes per $1,000 of the initial
        principal balance of the Notes
              Class A Note Interest Requirement                        0.98333
              Class B Note Interest Requirement                        1.24167
              Class C Note Interest Requirement                        1.85000

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       924,000,000
              Class B Note Principal Balance                        77,000,000
              Class C Note Principal Balance                        99,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           11,000,000.00

(v)    Required Owner Trust Spread Account Amount                11,000,000.00


                                                      By:
                                                          ----------------------
                                                       Name: Patricia M. Garvey
                                                       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2003-1


Section 7.3 Indenture                      Distribution Date:     10/15/2003
----------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal
        of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal
        on the Notes per $1,000 of the initial principal
        balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the
        interest on the Notes
              Class A Note Interest Requirement                   1,228,500.00
              Class B Note Interest Requirement                     130,375.00
              Class C Note Interest Requirement                     249,750.00
                      Total                                       1,608,625.00

       Amount of the distribution allocable to the interest
        on the Notes per $1,000 of the initial principal
        balance of the Notes
              Class A Note Interest Requirement                        0.97500
              Class B Note Interest Requirement                        1.24167
              Class C Note Interest Requirement                        1.85000

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                     1,260,000,000
              Class B Note Principal Balance                       105,000,000
              Class C Note Principal Balance                       135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           15,000,000.00

(v)    Required Owner Trust Spread Account Amount                15,000,000.00


                                                      By:
                                                          ----------------------
                                                       Name: Patricia M. Garvey
                                                       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2003-2


Section 7.3 Indenture                       Distribution Date:     10/15/2003
------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal
          of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal
          on the Notes per $1,000 of the initial principal
          balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the
          interest on the Notes
               Class A Note Interest Requirement                    1,153,740.00
               Class B Note Interest Requirement                      114,905.00
               Class C Note Interest Requirement                      243,210.00
                       Total                                        1,511,855.00

        Amount of the distribution allocable to the
          interest on the Notes per $1,000 of the initial
          principal balance of the Notes
               Class A Note Interest Requirement                         1.02500
               Class B Note Interest Requirement                         1.22500
               Class C Note Interest Requirement                         2.01667

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                      1,125,600,000
               Class B Note Principal Balance                         93,800,000
               Class C Note Principal Balance                        120,600,000

(iv)    Amount on deposit in Owner Trust Spread Account            13,400,000.00

(v)     Required Owner Trust Spread Account Amount                 13,400,000.00


                                                      By:
                                                          ----------------------
                                                       Name: Patricia M. Garvey
                                                       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2003-3


Section 7.3 Indenture                        Distribution Date:    10/15/2003
-----------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal
          of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal
           on the Notes per $1,000 of the initial principal
           balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the
        interest on the Notes
               Class A Note Interest Requirement                    1,226,925.00
               Class B Note Interest Requirement                      122,193.75
               Class C Note Interest Requirement                      235,125.00
                       Total                                        1,584,243.75

        Amount of the distribution allocable to the interest
         on the Notes per $1,000 of the initial principal
         balance of the Notes
               Class A Note Interest Requirement                         1.02500
               Class B Note Interest Requirement                         1.22500
               Class C Note Interest Requirement                         1.83333

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                      1,197,000,000
               Class B Note Principal Balance                         99,750,000
               Class C Note Principal Balance                        128,250,000

(iv)    Amount on deposit in Owner Trust Spread Account            14,250,000.00

(v)     Required Owner Trust Spread Account Amount                 14,250,000.00


                                                      By:
                                                          ----------------------
                                                       Name: Patricia M. Garvey
                                                       Title: Vice President